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Scudder Development Fund

Class AARP and Class S Shares

Semiannual Report

January 31, 2003

Contents

<Click Here> Letter from the Fund's President

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Account Management Resources

<Click Here> Privacy Statement

Scudder Development Fund	Ticker Symbol	Fund Number
Class AARP	SDVLX	167
Class S	SCDVX	067

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

This report must be preceded or accompanied by a prospectus.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from aarp.scudder.com (Class AARP) or myScudder.com (Class S), talk to your financial representative or call Shareholder Services at 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S). The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Letter from the Fund's President

Dear Shareholder,

We are pleased to make you aware that we are taking important steps to improve results for Scudder Development Fund's shareholders. We understand that the past three years have been disappointing, and we appreciate your continued patience.

First, we assigned a new portfolio team that assumed management of the fund in November. Audrey Jones leads the fund's new portfolio management team, and Portfolio Co-Managers Samuel Dedio and Doris Klug support her. This portfolio team brings a combined 60 years of investment experience that we believe will help improve the fund's performance in the years ahead. The new team also has the resources of a dedicated analyst team that we believe will further aid in improving fund performance.

Second, the fund's current managers have implemented a new investment process, employing a bottom-up approach that relies on individual company research to find stocks with both strong growth characteristics and attractive valuations. We believe the research component is the most important aspect of the new approach. In managing other mutual funds, the fund's managers have visited as many as 400 companies a year to collect data and interview management teams. Over time, we expect that this "on-the-ground" presence as well as an investment process that emphasizes attractive valuations relative to other growth companies will result in improved returns for shareholders.

Thank you for your continued investment in Scudder Development Fund. Please see the Portfolio Management Discussion, which begins on page 6, for more information on the new management team's investment strategy.

Sincerely,

President
Scudder Development Fund

	AARP Investment Program	Scudder Class S
Web site:	aarp.scudder.com	myScudder.com
Toll-free:	1-800-253-2277	1-800-SCUDDER

Performance Summary January 31, 2003

Average Annual Total Returns
	6-Month	1-Year	3-Year	5-Year	10-Year
Scudder Development Fund - Class S	-1.08%	-31.08%	-25.95%	-9.73%	.37%
S&P 500 Index+	-5.26%	-23.02%	-13.84%	-1.33%	8.96%

	6-Month	1-Year	Life of Class*
Scudder Development Fund - Class AARP	-1.15%	-31.08%	-34.83%
S&P 500 Index+	-5.26%	-23.02%	-18.74%

Sources: Lipper, Inc. and Deutsche Asset Management

* On October 2, 2000, the Fund commenced offering Class AARP shares. Index returns begin September 30, 2000.
Net Asset Value
	Class AARP	Class S
Net Asset Value: 1/31/03	$ 13.79	$ 13.79
7/31/02	$ 13.95	$ 13.94

Class S Lipper Rankings - Multi-Cap Growth Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	278	of	404	69
3-Year	161	of	244	66
5-Year	165	of	173	95
10-Year	48	of	50	95

Rankings are historical and do not guarantee future results. Rankings are based on total returns with distributions reinvested.

Source: Lipper, Inc.

Growth of an Assumed $10,000 Investment
[] Scudder Development Fund - Class S [] S&P 500 Index+

Yearly periods ended January 31

Comparative Results
Scudder Development Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$6,892	$4,061	$5,994	$10,378
	Average annual total return	-31.08%	-25.95%	-9.73%	.37%
S&P 500 Index+	Growth of $10,000	$7,698	$6,397	$9,352	$23,596
	Average annual total return	-23.02%	-13.84%	-1.33%	8.96%

The growth of $10,000 is cumulative.

Effective June 30, 1999, the Fund adopted its current objective to seek long-term capital appreciation by investing primarily in U.S. companies with the potential for above-average growth. Prior to that date, the Fund's investment objective was to seek long-term growth of capital by investing primarily in medium-size companies with the potential for sustainable above-average earnings growth. Since adopting its current objective, the cumulative return is -52.23%.

+ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The unmanaged index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of the classes may vary, expense ratios are the same.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 728-3337 for the fund's most up-to-date performance.

Portfolio Management Review

In the following interview, Lead Portfolio Manager Audrey Jones discusses Scudder Development Fund's strategy and the market environment during the six-month period ended January 31, 2003. Her team assumed management of the fund in November 2002.

Q: The stock market provided choppy performance during the past six months. How did growth stocks perform during this time?

A: Virtually all areas of the market generated negative returns due to ongoing fears related to slow economic growth, a poor earnings environment and geopolitical tensions. However, in a reversal of the trends of the previous three years, growth stocks provided favorable relative performance during the period. This was due largely to the rally the market experienced in October and November. During this time, optimistic investors bid up the prices of financial assets perceived to have higher upside potential. Growth stocks were among the key beneficiaries of this trend. The asset class then lost ground along with the broad market in December and January as fears of a US conflict with Iraq intensified. Overall, however, the strong showing of growth stocks during the autumn months helped them outperform both value stocks and the market as a whole over the six-month period ended January 31, 2003.

Q: How did the fund perform during this period?

A: During the semiannual period ended January 31, 2003, the fund returned -1.08% (Class S shares), compared with its unmanaged benchmark, the Standard & Poor's 500 index (S&P 500), which returned -5.26%. The fund outperformed its benchmark and it proved more resilient than its average Lipper peer, which returned -4.71% for the period. Please see page 4 for details on Lipper performance.

Although the fund performed well compared to its average peers in the short term, its longer-term record remains less than attractive. The fund underperformed both its benchmark and its average peers over the three-, five- and 10-year periods ended January 31, 2003.

Q: What factors helped and hurt the fund's performance during the period?

A: The fund's overweight position in technology was the primary detractor from performance. Its tech sector holdings returned -4.40% for the period, compared with -2.01% for technology stocks within the benchmark. Given that technology is one of the largest sector weightings in the fund, this underperformance had a large impact on returns. Key detractors among individual holdings in the tech sector were Brocade Communication Systems*, Vishay Intertechnology Inc. and Andrx Group.

These losses were offset in part by stock selection within the health care sector. The fund's holdings in the sector returned 7.89% for the period, vs. -0.84% for the health care stocks in the S&P 500 Index. Top performers in this area were Biovail Corp. and Medtonric Inc.

Top Five Positive Equity Contributors to Performance 1/31/02 to 1/31/03
Company	Percent of portfolio as of 1/31/03
Mercury Interactive Corp.	(sold)
Biovail Corp.	2.45%
SanDisk Corp.	(sold)
Genesis Microchip Inc.	(sold)
Watson Pharmaceuticals Inc.	(sold)

Source: Deutsche Asset Management

* The fund did not hold this security as of January 31, 2003.

Top Five Negative Equity Contributors to Performance 1/31/02 to 1/31/03
Company	Percent of portfolio as of 1/31/03
Andrx Group	1.54%
Symbol Technologies Inc.	(sold)
Brocade Communications Systems Inc.	(sold)
Vishay Intertechnology Inc.	(sold)
Talisman Energy Inc.	(sold)

Source: Deutsche Asset Management

Q: How would you describe your management style?

A: We employ a bottom-up, fundamental investment process which encompasses a diversified sector approach and disciplined risk management. This means that we look for companies that exhibit traditional "growth" characteristics, such as rapidly increasing earnings, strong market positions and competitive advantages. But at the same time, we also focus on valuations. Put simply: if our fundamental analysis indicates that the stock price is "expensive" based upon our valuation methodology, we won't buy the stock even if it is demonstrating outstanding growth.

One important element of this approach is that when we analyze a company, we determine how much it would be worth if we were to purchase the entire firm. If its total market capitalization (stock price times total shares outstanding) is less than what we think the company is worth, we are more likely to buy the stock. Conversely, if a company is trading at a price we believe is too expensive, we are less likely to buy it. We believe this disciplined approach helps prevent us from buying companies whose rapid growth is already factored into their share prices.

Q: How do you go about your individual company research?

A: We start by using a screen to identify the most attractive stocks within the fund's investment universe. For Scudder Development Fund, this universe is primarily the benchmark. This screen is our tool for weeding out stocks that do not fit our criteria regarding growth characteristics and valuation.

The next step is to conduct a rigorous analysis of the stocks that survive the screen. Our investment team is made up of analysts that cover individual sectors and report their findings back to the team as a whole. This structure enables us to accomplish two goals. First, we can uncover critical pieces of information, develop contacts within industries, and meet frequently with company management teams. Second, it helps us - as the fund's portfolio managers - make better decisions as to how we will allocate the fund's assets among the various industry sectors.

We have found that this research-intensive approach works well for managing a fund that invests in mid- to small-cap companies. In this area of the market, our research capabilities can help us add significant value in selecting winning growth stocks.

Q: How do you determine when to sell a stock?

A: We set price targets on every stock we buy. We generally stick to these targets, selling the fund's position in a company when its target is reached. Before we sell, however, we always conduct a fresh analysis of the stock to see if a fundamental change warrants an increase of our target. This helps prevent us from exiting winning positions too soon.

We will also sell a stock based on the concept of "survival of the fittest." In other words, our goal is to invest in the best stocks available in the market based on our investment criteria. If we find that a stock we don't own is more attractive than one that we do, we will not hesitate to remove the lesser stock from the portfolio.

Q: How has this new approach translated to changes within the portfolio?

A: Our approach has led to two significant changes. First, the fund now holds fewer individual stocks than it did under the previous management team; we have concentrated the portfolio in companies in which we have the strongest conviction. Usually, the majority of our holdings will represent approximately 2% or greater of the fund's assets. We believe committing less than 1% of the fund's assets to a company signals a lack of conviction in its prospects. Second, the fund now holds less cash than it has held in the past. Looking ahead, our goal is to be fully invested at all times, which will enable the fund to take full advantage of the market.

The distribution of the fund's assets among companies of varying sizes has shifted as well. These changes, which are reflected in the table below, are the result of our bottom-up stock picking, not a top-down decision-making process.

Scudder Development Fund Market Capitalization Percent of companies in each category
Company Size Billions $ in market capitalization	Small <$1.5	Mid-size $1.5 to $5	Large >$5
	21.08%	29.85%	49.07%

Source: Deutsche Asset Management

Fund portfolio composition is subject to change. Market capitalization represents a company's stock price multiplied by the number of its shares outstanding.

Q: What is your outlook for growth stocks?

A: At this juncture, the market offers both risks and opportunities. On one hand, the risks are many. The war with Iraq has begun, homeland terrorism is an ongoing threat and there are no clear signs that the economy will stage a vigorous recovery. For these reasons, the market is likely to remain exceptionally volatile in the months ahead. That said, the uncertainty gives us the opportunity to invest in many of the stocks we like at potentially attractive prices. We have been taking advantage of market downturns to add to positions in companies that we believe have favorable long-term prospects.

Looking past the uncertain market backdrop, we are comfortable with the positioning of the fund. Naturally, its performance will be affected by fluctuations in the broader market. However, we believe our focus on both fundamentals and valuations will allow the fund to generate competitive performance in any environment.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary January 31, 2003

Asset Allocation	1/31/03	7/31/02

Common Stocks	87%	85%
Cash Equivalents	13%	15%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	1/31/03	7/31/02

Health Care	31%	12%
Information Technology	29%	50%
Consumer Discretionary	10%	11%
Financials	9%	8%
Energy	8%	8%
Industrials	6%	10%
Consumer Staples	6%	-
Materials	1%	-
Telecommunication Services	-	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at January 31, 2003 (27.0% of Portfolio)
1. Microsoft Corp. Developer of computer software	4.3%
2. Laboratory Corp. of America Holdings Developer of medical tests used in patient diagnosis and treatment	3.1%
3. Amgen, Inc. Developer of pharmaceuticals	3.1%
4. Medtronic, Inc. Manufacturer of cardiac pacemakers	3.0%
5. Pfizer, Inc. Manufacturer of presciption pharmaceuticals and non-prescription self medications	2.9%
6. Biovail Corp. Producer of pharmaceuticals	2.4%
7. Microchip Technology, Inc. Manufacturer of high performance, field programmable microcontrollers and specialty memory products	2.1%
8. Johnson & Johnson Provider of health care products	2.1%
9. Fiserv, Inc. Provider of data processing services	2.0%
10. DaVita, Inc. Provider of dialysis services	2.0%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 14. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of January 31, 2003 (Unaudited)

	Shares	Value ($)

Common Stocks 87.5%
Consumer Discretionary 8.9%
Hotel Restaurants & Leisure 3.1%
GTECH Holdings Corp.*	113,700	3,092,640
The Cheesecake Factory, Inc.*	97,800	3,110,040
		6,202,680
Internet & Catalog Retailing 0.5%
eBay, Inc.*	13,700	1,029,692
Media 1.1%
Univision Communications, Inc. "A"*	81,200	2,140,432
Specialty Retail 2.6%
Pier 1 Imports, Inc.	114,600	1,942,470
Regis Corp.	121,800	3,281,292
		5,223,762
Textiles, Apparel & Luxury Goods 1.6%
Brown Shoe Co., Inc.	123,400	3,235,548
Consumer Staples 5.0%
Beverages 1.6%
Constellation Brands, Inc. "A"*	130,800	3,279,156
Food & Drug Retailing 1.6%
Performance Food Group Co.*	100,900	3,112,765
Food Products 1.8%
Dean Foods Co.*	93,200	3,618,024
Energy 6.6%
Energy Equipment & Services 3.8%
BJ Services Co.*	127,200	3,888,504
Precision Drilling Corp.*	108,000	3,680,640
		7,569,144
Oil & Gas 2.8%
EOG Resources, Inc.	90,400	3,503,904
Pioneer Natural Resources Co.*	90,100	2,187,628
		5,691,532
Financials 7.5%
Banks 1.0%
Investors Financial Services Corp.	69,800	1,949,514
Diversified Financials 4.7%
Citigroup, Inc.	58,400	2,007,792
Fannie Mae	31,900	2,063,930
Freddie Mac	35,700	1,998,486
Investment Technology Group, Inc.*	98,700	1,678,887
Labranche & Co., Inc.	76,900	1,828,682
		9,577,777
Insurance 1.8%
Renaissance Retail Group Ltd.	45,500	1,786,785
Willis Group Holding Ltd.*	71,300	1,857,364
		3,644,149
Health Care 27.0%
Biotechnology 6.4%
Amgen, Inc.*	121,300	6,181,448
IDEC Pharmaceuticals Corp.*	90,100	2,891,309
MedImmune, Inc.*	130,800	3,896,532
		12,969,289
Health Care Equipment & Supplies 3.1%
Medtronic, Inc.	137,054	6,156,466
Health Care Providers & Services 5.1%
DaVita, Inc.*	165,100	3,978,910
Laboratory Corp. of America Holdings*	236,500	6,326,375
		10,305,285
Pharmaceuticals 12.4%
Andrx Group*	216,200	3,104,632
Biovail Corp.*	170,000	4,938,500
Eli Lilly & Co.	64,000	3,855,360
Johnson & Johnson	77,600	4,160,136
Pfizer, Inc.	189,900	5,765,364
Teva Pharmaceutical Industries Ltd. (ADR)*	82,300	3,160,320
		24,984,312
Industrials 5.7%
Air Freight & Logistics 1.0%
Expeditors International of Washington, Inc.	67,800	2,088,918
Airlines 1.7%
SkyWest, Inc.	136,100	1,566,511
Southwest Airlines Co.	144,200	1,881,810
		3,448,321
Commercial Services & Supplies 2.0%
Fiserv, Inc.*	130,450	4,066,257
Road & Rail 1.0%
Swift Transportation Co., Inc.*	121,000	1,936,000
Information Technology 25.3%
Communications Equipment 3.2%
Adaptec, Inc.*	499,400	2,956,448
Cisco Systems, Inc.*	257,600	3,444,112
		6,400,560
Computers & Peripherals 4.8%
Dell Computer Corp.*	117,500	2,803,550
EMC Corp.*	508,300	3,913,910
Network Appliance, Inc.*	267,000	2,886,270
		9,603,730
Electronic Equipment & Instruments 3.1%
Jabil Circuit, Inc.*	214,100	3,342,101
Vishay Intertechnology, Inc.*	282,800	2,921,324
		6,263,425
Semiconductor Equipment & Products 7.3%
Analog Devices, Inc.*	79,700	1,907,221
Linear Technology Corp.	115,300	3,012,789
Microchip Technology, Inc.	190,550	4,209,250
National Semiconductor Corp.*	261,300	3,449,160
QLogic Corp.*	65,300	2,173,184
		14,751,604
Software 6.9%
Intuit, Inc.*	49,500	2,182,950
Microsoft Corp.*	181,300	8,604,498
Oracle Corp.*	256,000	3,079,680
SkillSoft PLC (ADR)*	2,000	5,720
		13,872,848
Materials 1.1%
Containers & Packaging
Packaging Corp. of America*	127,200	2,133,144
Telecommunication Services 0.4%
Wireless Telecommunication Services
Triton PCS Holdings, Inc. "A"*	395,400	889,650
Total Common Stocks (Cost $204,808,425)		176,143,984

Cash Equivalents 12.5%
Scudder Cash Management QP Trust, 1.36% (b) (Cost $25,250,652)	25,250,652	25,250,652
Total Investment Portfolio - 100.0% (Cost $230,059,077) (a)		201,394,636

* Non-income producing security.
(a) The cost for federal income tax purposes was $231,244,882. At January 31, 2003, net unrealized depreciation for all securities based on tax cost was $29,850,246. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $12,809,231 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $42,659,477.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of January 31, 2003 (Unaudited)
Assets
Investments in securities, at value (cost $230,059,077)	$ 201,394,636
Cash	10,000
Receivable for investments sold	1,319,719
Dividends receivable	63,585
Interest receivable	30,928
Receivable for Fund shares sold	106,711
Other receivables	518,763
Total assets	203,444,342
Liabilities
Payable for investments purchased	1,149,718
Payable for Fund shares redeemed	306,416
Accrued management fee	160,817
Other accrued expenses and payables	79,953
Total liabilities	1,696,904
Net assets, at value	$ 201,747,438
Net Assets
Net assets consist of:
Accumulated net investment loss	(874,536)
Net unrealized appreciation (depreciation) on: Investments	(28,664,441)
Other receivables	(1,175,249)
Accumulated net realized gain (loss)	(195,369,259)
Paid-in capital	427,830,923
Net assets, at value	$ 201,747,438
Net Asset Value
Class AARP Net Asset Value, offering and redemption price per share ($671,369 / 48,680 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 13.79
Class S Net Asset Value, offering and redemption price per share ($201,076,069 / 14,582,398 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 13.79

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended January 31, 2003 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $1,133)	$ 258,313
Interest	271,989
Total Income	530,302
Expenses: Management fee	911,260
Administrative fee	482,433
Trustees' fees and expenses	6,162
Other	4,983
Total expenses	1,404,838
Net investment income (loss)	(874,536)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(135,052,082)
Foreign currency related transactions	14,450
(135,037,632)
Net unrealized appreciation (depreciation) during the period on: Investments	133,378,890
Other receivables	(68,735)
133,310,155
Net gain (loss) on investment transactions	(1,727,477)
Net increase (decrease) in net assets resulting from operations	$ (2,602,013)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended January 31, 2003 (Unaudited)	Year Ended July 31, 2002
Operations: Net investment income (loss)	$ (874,536)	$ (2,506,798)
Net realized gain (loss) on investment transactions	(135,037,632)	(59,306,038)
Net unrealized appreciation (depreciation) on investment transactions during the period	133,310,155	(75,109,289)
Net increase (decrease) in net assets resulting from operations	(2,602,013)	(136,922,125)
Distributions to shareholders from: Net realized gains: Class AARP	-	(70,384)
Class S	-	(21,690,263)
Fund share transactions: Proceeds from shares sold	14,824,584	439,085,622
Reinvestment of distributions	-	20,621,189
Cost of shares redeemed	(31,368,399)	(525,900,685)
Net increase (decrease) in net assets from Fund share transactions	(16,543,815)	(66,193,874)
Increase (decrease) in net assets	(19,145,828)	(224,876,646)
Net assets at beginning of period	220,893,266	445,769,912
Net assets at end of period (including accumulated net investment loss of $874,536 at January 31, 2003)	$ 201,747,438	$ 220,893,266

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class AARP
Years Ended July 31,	2003[a]	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 13.95	$ 23.35	$ 47.06
Income (loss) from investment operations: Net investment income (loss)[c]	(.05)	(.14)	(.12)
Net realized and unrealized gain (loss) on investment transactions	(.11)	(7.98)	(17.74)
Total from investment operations	(.16)	(8.12)	(17.86)
Less distributions from: Net realized gains on investment transactions	-	(1.28)	(5.85)
Total distributions	-	(1.28)	(5.85)
Net asset value, end of period	$ 13.79	$ 13.95	$ 23.35
Total Return (%)	(1.15)**	(36.52)	(41.23)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.7	.7	1
Ratio of expenses (%)	1.31*	1.30	1.27*
Ratio of net investment income (loss) (%)	(.82)*	(.75)	(.43)*
Portfolio turnover rate (%)	139*	44	61
[a] For the six months ended January 31, 2003 (Unaudited).
[b] For the period from October 2, 2000 (commencement of sales of Class AARP shares) to July 31, 2001.
[c] Based on average shares outstanding during the period.
* Annualized
** Not annualized

Class S
Years Ended July 31,	2003[a]	2002	2001	2000	1999[b]	1999[c]	1998[c]
Selected Per Share Data
Net asset value, beginning of period	$ 13.94	$ 23.35	$ 44.92	$ 40.26	$ 42.06	$ 41.67	$ 39.02
Income (loss) from investment operations: Net investment income (loss)[d]	(.05)	(.14)	(.17)	(.42)	(.04)	(.35)	(.41)
Net realized and unrealized gain (loss) on investment transactions	(.10)	(7.99)	(15.55)	11.58	(1.76)	4.49	6.94
Total from investment operations	(.15)	(8.13)	(15.72)	11.16	(1.80)	4.14	6.53
Less distributions from: Net realized gains on investment transactions	-	(1.28)	(5.85)	(6.50)	-	(3.75)	(3.88)
Total distributions	-	(1.28)	(5.85)	(6.50)	-	(3.75)	(3.88)
Net asset value, end of period	$13.79	$ 13.94	$ 23.35	$ 44.92	$ 40.26	$ 42.06	$ 41.67
Total Return (%)	(1.08)**	(36.57)	(38.43)	29.22	(4.33)**	11.65	17.86
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	201	220	445	827	716	775	845
Ratio of expenses before expense reductions (%)	1.31*	1.30	1.29	1.41[e]	1.52*	1.51	1.41
Ratio of expenses after expense reductions (%)	1.31*	1.30	1.29	1.40[e]	1.52*	1.51	1.41
Ratio of net investment income (loss) (%)	(.82)*	(.75)	(.48)	(.95)	(1.09)*	(.94)	(.99)
Portfolio turnover rate (%)	139*	44	61	100	4*	97[f]	52
[a] For the six months ended January 31, 2003 (Unaudited).
[b] For the one month ended July 31, 1999. On June 7, 1999, the Fund changed the fiscal year end from June 30 to July 31.
[c] For the year ended June 30.
[d] Based on average shares outstanding during the period.
[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.40% and 1.39%, respectively.
[f] The change in the investment objective during the period resulted in a higher portfolio turnover rate.
* Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Development Fund (the "Fund") is a diversified series of Scudder Securities Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of both classes of shares. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At July 31, 2002 the Fund had a net tax basis capital loss carryforward of approximately $31,013,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until July 31, 2010, the expiration date, whichever occurs first. In addition, from November 1, 2001 through July 31, 2002, the Fund incurred approximately $28,126,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending July 31, 2003.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. Earnings and profits distributed to shareholders on redemption of Fund shares may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends paid deduction on its federal income tax return.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net investment losses incurred by the Fund and securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At July 31, 2002, the Fund's components of distributable earnings (accumulated losses) on a tax-basis are as follows:

Undistributed ordinary income	$ -
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (31,013,000)
Unrealized appreciation (depreciation) on investments	$ (163,235,107)

In addition, during the year ended July 31, 2002 the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Distributions from ordinary income	$ -
Distributions from long-term capital gains	$ 21,760,647

For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

At January 31, 2003, other receivables of $518,763 (0.26% of net assets) with a cost of $1,694,012 have been valued in good faith by the Valuation Committee of the Trustees.

B. Purchases and Sales of Securities

During the six months ended January 31, 2003, purchases and sales of investment securities (excluding short-term investments) aggregated $125,389,176 and $134,297,900, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement, Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor") directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.85% of the first $1,000,000,000 of the Fund's average daily net assets, 0.80% of the next $500,000,000 of such net assets and 0.75% of such net assets in excess of $1,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended January 31, 2003, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.85% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.45% of the average daily net assets for Class AARP and S shares, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Scudder Trust Company, also an affiliate of the Advisor, provides subaccounting and recordkeeping services for the shareholders in certain retirement and employee benefit plans. In addition, other service providers not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the six months ended January 31, 2003, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at January 31, 2003
Class AARP	$ 480,744	$ 76,633
Class S	1,689	271
	$ 482,433	$ 76,904

The Administrative Agreement between the Advisor and the Fund will terminate effective September 30, 2003. Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.50% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, trustee and trustee counsel fees).

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the six months ended January 31, 2003, totaled $271,989 and are reflected as interest income on the Statement of Operations.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investment Program from the Advisor. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the six months ended January 31, 2003, pursuant to the Administrative Agreement, no custodian credits were applied to the Administrative Fee.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended January 31, 2003		Year Ended July 31, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	40,120	$ 575,493	63,871	$ 1,263,494
Class S	1,017,090	14,249,091	21,514,005	437,822,128
		$ 14,824,584		$ 439,085,622
Shares issued to shareholders in reinvestment of distributions
Class AARP	-	-	3,280	$ 67,152
Class S	-	-	1,004,187	20,554,037
		-		$ 20,621,189
Shares redeemed
Class AARP	(44,479)	$ (618,446)	(60,732)	$ (1,172,937)
Class S	(2,222,962)	(30,749,953)	(25,774,683)	(524,727,748)
		$ (31,368,399)		$ (525,900,685)
Net increase (decrease)
Class AARP	(4,359)	$ (42,953)	6,419	$ 157,709
Class S	(1,205,872)	(16,500,862)	(3,256,491)	(66,351,583)
		$ (16,543,815)		$ (66,193,874)

Account Management Resources

For shareholders of Scudder funds including those in the AARP Investment Program

Convenient ways to invest, quickly and reliably	Automatic Investment Plan
A convenient investment program in which money is electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" - buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*
Automatic Dividend Transfer
The most timely, reliable, and convenient way to purchase shares - use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).
QuickBuy
Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.
Payroll Deduction and Direct Deposit
Have all or part of your paycheck - even government checks - invested in up to four Scudder funds at one time.
* Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions	Automated Information Lines
Scudder Class S Shareholders:
Call SAIL™ - 1-800-343-2890
AARP Investment Program Shareholders:
Call Easy-Access Line - 1-800-631-4636
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Site
Scudder Class S Shareholders -
myScudder.com
AARP Investment Program Shareholders -
aarp.scudder.com
Scudder's Web sites allow you to view your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
The sites also provide prospectuses and applications for all Scudder funds, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

Those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs	Automatic Withdrawal Plan
You designate the bank account, determine the schedule (as frequently as once a month) and amount of the redemptions, and Scudder does the rest.
Distributions Direct
Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.
QuickSell
Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.

For more information about these services	Scudder Class S Shareholders: Call a Scudder representative at 1-800-SCUDDER AARP Investment Program Shareholders: Call an AARP Investment Program representative at 1-800-253-2277
Please address all written correspondence to	For Scudder Class S Shareholders:
Scudder Investments
PO Box 219669
Kansas City, MO
64121-9669
For AARP Investment Program Shareholders:
AARP Investment Program
from Scudder Investments
PO Box 219735
Kansas City, MO
64121-9735

Principal Underwriter	Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048

Privacy Statement

This privacy statement is issued by Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by the entities listed above.

Certain investors in the AARP Investment Program are advised that limited nonpublic personal information is shared with AARP and its subsidiary AARP Services Inc. (ASI). This includes an investor's status as a current or former Program participant, name, address, and type of account maintained (i.e. IRA or non-IRA). This information must be shared so that ASI can provide quality control services, such as monitoring satisfaction with the Program. However, AARP and ASI may also use this information for other purposes such as member research, and may share this information with other AARP providers to inform members of AARP benefits and services. Shareholders residing in states with certain state specific privacy restrictions are excluded from this information sharing. All other shareholders may instruct us in writing not to share information regarding themselves or joint account holders with AARP or ASI for any purposes unrelated to the AARP Investment Program. To request the appropriate form, call 1-800-253-2277. With respect to accounts that are jointly held, an opt-out form received from any of the joint account holders will be applied to the entire account.

Questions on this policy may be sent to:
For Class AARP: AARP Investment Program, Attention: Correspondence,
P.O. Box 219735, Kansas City, MO 64121-9735

For Class S: Scudder Investments, Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

July 2002